SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                 September 27, 1999

ADVANTA Mortgage Loan Trust 1999-3

New York                          333-75295-01                   Pending

c/o ADVANTA Mortgage Corp., USA
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, CA  92127

(858) 676-3099



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the August, 1999 Monthly Period of the Trust in respect of the Mortgage Loan Asset-Backed Certificates, Series 1999-3
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1999 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                 Exhibit No.                     Exhibit

                             1. Monthly Report for the August, 1999 Monthly
                                period relating to the Mortgage Loan Asset-
                                Backed Certificates Series 1999-3, Class A issued by the ADVANTA Mortgage Loan
                                Trust 1999-3.


                                                 EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the August, 1999 Monthly
                 Period relating to the Mortgage Loan Asset-Backed Certificates, Series 1999-3, Class A issued by the ADVANTA Mortgage Loan Trust 1999-3.





                                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1999-3

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ H. John Berens
                 H. John Berens
                 Senior Vice President
                 Advanta Mortgage



September 30, 1999

                                                 EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1999-3

                            Statement to Certificateholders

                 Original       Prior
                 Face           Principal
Class            Value          Balance          Interest        Principal      Total
A-1                  117,581,000       117,581,00           667,2      2,109,229        2,776,502.04
A-2                    69,182,00         69,182,0           416,8                          416,821.55
A-3                    46,259,00         46,259,0           284,4                          284,492.85
A-4                    74,498,00         74,498,0           481,1                          481,132.92
A-5                    29,980,00         29,980,0           200,8                          200,866.00
A-6                    37,500,00         37,500,0           237,1                          237,187.50
A-7                  150,000,000       150,000,00           811,0      1,159,626        1,970,668.19
B                                                                                                       -
BS                                                                                                      -
R-II                                                        693,0                          693,025.30

Totals               525,000,000       525,000,00        3,791,83      3,268,856        7,060,696.35

                                                 Current         Pass-Through
                 Realized       Deferred         Principal       Rates
Class            Losses         Interest         Balance         Current        Next
A-1                                                  115,471,770.      6.810000%       6.810000%
A-2                                                    69,182,000      7.230000%       7.230000%
A-3                                                    46,259,000      7.380000%       7.380000%
A-4                                                    74,498,000      7.750000%       7.750000%
A-5                                                    29,980,000      8.040000%       8.040000%
A-6                                                    37,500,000      7.590000%       7.590000%
A-7                                                  148,840,373.      5.725000%       5.782500%
B                                                                      0.000000%       0.000000%
BS                                                                     0.000000%       0.000000%
R                                                                      0.000000%       0.000000%

Totals                                               521,731,143.62

                                Prior                                                           Current
                                Principal                                                       Principal
Class            CUSIP          Balance          Interest        Principal      Total           Balance
A-1                 00755WGV2        1,000.000000        5.675000      17.938526       23.613526     982.061474
A-2                 00755WGW0        1,000.000000        6.025000       0.000000        6.025000   1,000.000000
A-3                 00755WGX8        1,000.000000        6.150000       0.000000        6.150000   1,000.000000
A-4                 00755WGY6        1,000.000000        6.458333       0.000000        6.458333   1,000.000000
A-5                 00755WGZ3        1,000.000000        6.700000       0.000000        6.700000   1,000.000000
A-6                 00755WHA7        1,000.000000        6.325000       0.000000        6.325000   1,000.000000
A-7                 00755WHB5        1,000.000000        5.406944       7.730843       13.137787     992.269157
B                                        0.000000        0.000000       0.000000        0.000000       0.000000
BS                                       0.000000        0.000000       0.000000        0.000000       0.000000
R                                        0.000000        1.320048       0.000000        1.320048       0.000000

Delinquent Loan Information:
                                                                 90+ Days       Loans           Loans
                                30-59            60-89           excldg f/c,REO in              in
                                Days             Days            & Bkrptcy      Bankruptcy      REO
Group I          Principal Balan          3,166,5           322,6                           23,4
                 % of Pool Balan         0.96111%        0.09793%       0.00000%        0.00711%       0.00000%
                 Number of Loans               59               7              0               1              0
                 % of Loans              1.22917%        0.14583%       0.00000%        0.02083%       0.00000%
Group 2          Principal Balan          1,541,9            78,0                          111,6
                 % of Pool Balan         1.08700%        0.05499%       0.00000%        0.07872%       0.00000%
                 Number of Loans               16               1              0               2              0
                 % of Loans              1.08328%        0.06770%       0.00000%        0.13541%       0.00000%


                                Loans
                                in
                                Foreclosure
Group I          Principal Balan                          -
                 % of Pool Balan         0.00000%
                 Number of Loans                0
                 % of Loans              0.00000%
Group 2          Principal Balan                          -
                 % of Pool Balan         0.00000%
                 Number of Loans                0
                 % of Loans              0.00000%


General Mortgage Loan Information:
                                                                     Group 1        Group II         Total
Beginning Aggregate Mortgage Loan Balance                           331,219,376.    142,758,206.   473,977,583.
Subsequent Mortgage Loans Added This Period                                0.00            0.00           0.00
Principal Reduction                                                    1,755,973           904,5      2,660,572
Ending Aggregate Mortgage Loan Balance                              329,464,381.    141,853,607.   471,317,988.

Beginning Aggregate Mortgage Loan Count                                     4823            1483           6306
Ending Aggregate Mortgage Loan Count                                        4800            1477           6277

Current Weighted Average Coupon Rate                                   9.907285%       9.495321%      9.783205%
Next Weighted Average Coupon Rate                                      9.903789%       9.494394%      9.780572%

Mortgage Loan Principal Reduction Information:
                                                                     Group 1        Group II         Total
Scheduled Principal                                                       352,58           232,0         584,65
Curtailments                                                                (1,3                           (1,7
Prepayments                                                            1,404,749           672,9      2,077,703
Repurchases/Substitutions                                                  0.00            0.00
Liquidation Proceeds                                                       0.00            0.00           0.00
Other Principal                                                            0.00            0.00           0.00
Amounts Remaining in Pre-Funding Account at end of pre-funding pe        978.10        2,475.71       3,453.81

Less: Realized Losses                                                      0.00            0.00           0.00

Total Principal Reduction                                           1,756,951.12      907,075.31      2,664,026

Servicer Information:
                                                                     Group I        Group II         Total
Accrued Servicing Fee for the Current Period                              207,01            89,2         296,23
Less: Amounts to Cover Interest Shortfalls                                                 0.00
Less: Delinquent Service Fees                                               23,2              9,           32,4
Collected Servicing Fees for Current Period:                              183,67            80,0         263,70

Advanced Principal                                                N/A            N/A                      0.00
Advanced Interest                                                         304,68           113,4         418,10

                                Other                             Interest
                 Prepayment     Unscheduled                      Carry
                 Principal      Principal                        Forward
Class            Distributed    Distributed                      Amount
A-1                      1,404,7                (1,361.74)                             -
A-2                                                       -                            -
A-3                                                       -                            -
A-4                                                       -                            -
A-5                                                       -                            -
A-6                                                       -                            -
A-7                        672,9                  (425.61)                             -

Total                    2,077,7                (1,787.35)                             -

                                                                      Over-
                      Has a                       Specified Over-  Collateral.        Over
                  Trigger Event                    Collateral.      Increase      Collateral.
                    Occurred                          Amount         Amount          Amount
Group I                NO                              11,706,948         352,27        2,995,783.20
Group II               NO                                9,263,10         252,55        5,934,959.19

Total                                                  20,970,051         604,82        8,930,742.39
Overcollateralization Amounts do not include Pre-Funding Amounts

MISCELLANEOUS INFORMATION:
                                                                     Group I        Group II         Total
Insured Payment                                                            0.00            0.00           0.00
Realized Losses                                                            0.00            0.00           0.00
60+ Day Delinquent Loans (Excluding F/C, REO & Bankruptcy)           322,653.98       78,004.26     400,658.24
Book Value of REO Loans                                                    0.00            0.00           0.00

Pool Cumulative Realized Losses - Avg of 12 Preceeding Remittance Period                                  0.00%
Pool Cumulative Realized Losses - % of Mortgage Loans as of Cut-Off Date                                  0.00%
Class A-7 Supplemental Interest Amount                                                                    0.00

TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                           3,413,635.65

                 Principal Collected:                                  2,660,572.62

                 Insurance Proceeds Received:                                          -

                 Net Liquidation Proceeds:                                             -

                 Delinquency Advances on Mortgage Interest:               418,107.51

                 Delinquency Advances on Mortgage Principal       N/A

                 Substitution Amounts:                                                 -

                 Trust Termination Proceeds:                                           -

                 Investment Earnings on Certificate Account:                           -

                 Capitalized Interest Requirement                                      -

                 Capitalized Interest Fund Earnings                                    -

                 Capitalized Interest Account                             693,025.30

                 Investment Earnings on Pre-funding Account               202,601.59

                 Pre-Funding Account                                         3,453.81

                 Sum of the Above Amounts:                                              7,391,396.48

LESS:

                 Servicing Fees (including PPIS):                         263,796.00

                 Dealer Reserve:                                                       -

                 Trustee Fees:                                               3,554.84

                 Insurance Premiums:                                        63,349.30

                 Reimbursement of Delinquency Advances:                                -

                 Reimbursements of Servicing Advances:                                 -

                 Total Reductions to Available Funds Amount:                               330,700.14

                 Total Available Funds:                                                               7,060,696